UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10571

BLUE CHIP INVESTOR FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

Ross C. Provence
1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

BLUE CHIP INVESTOR FUND

ANNUAL REPORT
December 31, 2011

Blue Chip Investor Fund
Annual Report
December 31, 2011

2011 featured significant market volatility. Investors endured 104 days of the Dow Jones Industrial Average either rising or falling more than 100 points. These accounted for 41% of the 252 trading days in the year. There were even three days where the Dow declined by more than 500 points.

The volatility was often triggered by fiscal problems both in the United States and in Europe. U.S. government debt levels continued to rise unchecked. This, along with the acrimonious debt-ceiling debate in Congress over the summer, caused Standard & Poor's to initiate its first-ever downgrade of U.S. government bonds. As fiscally rocky as things were for the United States, Europe was even worse. All year investors contended with whether Greece would be forced to default. The contagion then spread to Italy and one now wonders if the Euro will survive.

Ultimately, though, the major American stock averages were largely unchanged in 2011. The Dow fared best, increasing 8%. The S&P 500 gained 2% and the Nasdaq fell 1%. The Fund lost 1%. Our trailing five-year annualized return is minus 2.26% compared to minus 0.25% for the S&P 500.

Our Fund continued to exhibit low position turnover. We sold $3.8 million of stock and purchased $1.1 million. The Fund ended the year with $14.9 million in net assets. Our year-end borrowings stood at $1.3 million. Overall, the timing of our borrowing changes probably hurt performance in 2011. We had one investor withdraw $1.4 million in March. We didn't sell stocks to fully pay for this withdrawal, electing instead to increase our borrowings. The subsequent mid-year market decline caused a slightly larger decrease in our portfolio's value.

We believe it's important to a review of our investment strategy. Let's start by reiterating the philosophy behind that strategy: serving investors via prudent, conservative, principled money management. This mindset comes before performance. In fact, we believe it is this emphasis which ultimately produces attractive long-term performance. Using our philosophy, we identify:

BLUE-CHIP COMPANIES

We look for companies that dominate their markets. Size is often an advantage. Large companies may buy raw materials cheaper, have more-efficient distribution systems and/or advertise more cost-effectively. While we impose no hard-and-fast "size" criterion on our holdings, most are large-cap stocks.

Stability is even more important, and we look for companies that have shown relatively stable growth over an extended period, generally 10 years. Standard & Poor's ranks companies based on this characteristic, and we usually invest in companies ranked A+, A, A- or B+.

GROWTH COMPANIES

As one would expect, we closely scrutinize earnings growth. In this analysis, we review what companies do with their earnings. A company that returns most of its earnings to shareholders via dividends and stock buybacks should be viewed differently than a company that doesn't distribute profits. (Businesses that don't pay out earnings—and therefore have more assets to work with—should have higher earnings.) Moreover, a firm that employs significant debt could grow faster, but such debt presents additional risk. We invest in companies that have generated returns-on-capital greater than 10%, and we expect them to continue doing so.

2011 Annual Report 1

A FAVORABLE PURCHASE PRICE

Investors must not overpay, because it's exceedingly difficult to achieve good returns by purchasing stocks with a high P/E. If a stock whose P/E is, say, 30 (high) drops to a P/E of 15 over five years, one still wouldn't profit, even if earnings grew 15% each year. A useful rule of thumb is to pay no more than a P/E of 15. Nearly all stocks eventually trade at this level, so one often benefits by waiting for such opportunities.

Our current portfolio appears quite attractive, consisting of many industry-dominant, globally leading businesses. The average S&P ranking is 'A', the average return-on-capital is well over 10%, and the portfolio's P/E is about 14. Berkshire remains our largest position. The stock hurt our performance last year, falling 5% despite book value increasing an estimated 6%. Now trading at only 1.13 times estimated book value, Berkshire appears quite under-priced and, we believe, poised to lead our portfolio higher.

Sincerely,

Steven Check
Portfolio Manager

Blue Chip Investor Fund

                                                                       BLUE CHIP INVESTOR FUND
                                                                             by Sectors (Unaudited)
                                                                         (as a percentage of Total Assets)

2011 Annual Report 2

Blue Chip Investor Fund

PERFORMANCE INFORMATION (Unaudited)

12/31/11 NAV $97.95

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED DECEMBER 31, 2011

			Since
	1 Year(A)	5 Years(A)	Inception(A)
Blue Chip Investor Fund	-1.04%	-2.26%	1.95%
S&P 500(B)	2.11%	-0.25%	2.92%

(A) 1 Year, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Blue Chip Investor Fund was January 1, 2002.

(B) The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-59-FUNDS.

2011 Annual Report 3

Proxy Voting Guidelines (Unaudited)

     Check Capital Management, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.bluechipinvestorfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number(1-877-59-FUNDS). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisor fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on July 1, 2011 and held through December 31, 2011.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2011 to
	July 1, 2011	December 31, 2011	December 31, 2011
Actual	$1,000.00	$973.53	$8.56

Hypothetical	$1,000.00	$1,016.53	$8.74
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.72%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2011 Annual Report 4

Blue Chip Investor Fund

		Schedule of Investments
		December 31, 2011
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS
Advertising
13,000	Omnicom Group Inc.	$ 579,540	3.89%
Computer Communications Equipment
19,000	Cisco Systems Inc.	343,520	2.30%
Computer Hardware
15,000	Hewlett-Packard Co.	386,400	2.59%
Consumer Staples
8,000	McCormick & Co. Inc.	403,360	2.70%
Diversified Bank
30,000	Wells Fargo & Co.	826,800	5.54%
Drug Retail
17,500	Walgreen Co.	578,550	3.88%
Electrical Components & Equipment
6,500	Emerson Electric Co.	302,835	2.03%
Health Care Equipment
6,000	Stryker Corp.	298,260	2.00%
Health Care Services
7,500	Becton, Dickinson and Company	560,400
15,000	Medtronic, Inc.	573,750
		1,134,150	7.60%
Household Products
5,000	Procter & Gamble Co.	333,550	2.24%
Hyper-Markets & Super Centers
14,800	Wal-Mart Stores Inc.	884,448	5.93%
Industrials
4,000	3M Co.	326,920	2.19%
Insurance - Life/Health
25,000	AFLAC Inc.	1,081,500	7.25%
Insurance - Property/Casualty
40	Berkshire Hathaway Inc. Class A *	4,590,200	30.77%
IT Consulting & Other Services
6,000	Accenture Ltd. Class A (Ireland)	319,380	2.14%
Pharmaceuticals
16,000	Abbott Laboratories	899,680
12,000	Johnson & Johnson	786,960
		1,686,640	11.31%
Services - Data Processing
10,000	Fiserv Inc. *	587,400	3.94%
Soft Drinks
6,000	The Coca-Cola Company	419,820
8,000	Pepsico, Inc.	530,800
		950,620	6.37%
Systems Software
23,000	Microsoft Corporation	597,080	4.01%
Total for Common Stock (Cost $13,174,452)		16,211,153	108.68%
Money Market Funds
105,054	Fidelity Governmental Fund 57 0.01% ***	105,054	0.70%
	(Cost - $105,054)
	Total Investments	16,316,207	109.38%
	(Cost - $13,279,506)
	Liabilities in Excess of Other Assets	(1,399,378)	-9.38%
	Net Assets	$ 14,916,829	100.00%

* Non-Income Producing Securities. ** Variable rate security; the yield rate shown represents the rate at December 31, 2011. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 5

Blue Chip Investor Fund

Statement of Assets and Liabilities
December 31, 2011
Assets:
Investment Securities at Fair Value	$ 16,316,207
(Cost $13,279,506)
Dividends Receivable	18,327
Total Assets	16,334,534
Liabilities:
Interest Payable	4,219
Advisory Fee Payable	16,115
Administration Fee Payable	2,000
Other Accrued Expenses	19,845
Payable for Shareholder Redemptions	3,526
Payable to Custodian Bank	1,372,000
Total Liabilities	1,417,705
Net Assets	$ 14,916,829
Net Assets Consist of:
Paid In Capital	$ 15,101,950
Accumulated Undistributed Net Investment Income	896
Accumulated Realized Loss on Investments - Net	(3,222,718)
Unrealized Appreciation in Value
of Investments Based on Cost - Net	3,036,701
Net Assets, for 152,296 Shares Outstanding	$ 14,916,829
(Unlimited shares authorized, without par value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($14,916,829/152,296 shares)	$ 97.95

Statement of Operations
For the fiscal year ended December 31, 2011
Investment Income:
Dividends	$ 299,020
Interest	11
Total Investment Income	299,031
Expenses:
Investment Advisor Fees	153,543
Interest Expense	82,326
Transfer Agent & Accounting Fees	29,940
Administration Fees	24,000
Audit Fees	18,002
Legal Fees	17,998
Registration Fees	9,001
Custody Fees	7,206
Trustee Fees	4,000
Other Fees	2,647
Insurance Expense	916
Printing and Postage Expense	915
Total Expenses	350,494
Less:
Advisory Fee Waiver	(76,239)
Net Expenses	274,255
Net Investment Income	24,776
Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain on Investments	710,045
Net Change in Unrealized Appreciation on Investments	(872,726)
Net Realized and Unrealized Gain/(Loss) on Investments	(162,681)
Net Increase/(Decrease) in Net Assets from Operations	$ (137,905)

The accompanying notes are an integral part of these
financial statements.

2011 Annual Report 6

Blue Chip Investor Fund

Statements of Changes in Net Assets
	1/1/2011	1/1/2010
	to	to
	12/31/2011	12/31/2010
From Operations:
Net Investment Income/(Loss)	$ 24,776	$ 13,114
Net Realized Gain on Investments	710,045	3
Net Change in Unrealized Appreciation (Depreciation) on Investments	(872,726)	2,008,581
Increase (Decrease) in Net Assets from Operations	(137,905)	2,021,698
From Distributions to Shareholders:
Net Investment Income	(25,996)	(10,998)
Net Realized Gain from Security Transactions	0	0
Change in Net Assets from Distributions	(25,996)	(10,998)
From Capital Share Transactions:
Proceeds From Sale of Shares	946,441	1,105,734
Shares Issued on Reinvestment of Dividends	25,996	10,998
Cost of Shares Redeemed	(3,130,446)	(1,836,811)
Net Increase (Decrease) from Shareholder Activity	(2,158,009)	(720,079)
Net Increase (Decrease) in Net Assets	(2,321,910)	1,290,621
Net Assets at Beginning of Period	17,238,739	15,948,118
Net Assets at End of Period (Including accumulated undistributed	$ 14,916,829	$ 17,238,739
net investment income of $896 and $2,116, respectively)
Share Transactions:
Issued	9,683	11,684
Reinvested	267	111
Redeemed	(31,518)	(20,230)
Net Increase (Decrease) in Shares	(21,568)	(8,435)
Shares Outstanding Beginning of Period	173,864	182,299
Shares Outstanding End of Period	152,296	173,864

Financial Highlights
Selected data for a share outstanding	1/1/2011	1/1/2010	1/1/2009	1/1/2008	1/1/2007
throughout the period:	to	to	to	to	to
	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net Asset Value -
Beginning of Period	$ 99.15	$ 87.48	$ 72.77	$ 111.61	$ 115.82
Net Investment Income ***	0.16	0.07	0.29	0.17	0.23
Net Gains or (Losses) on Securities
(realized and unrealized)	(1.19)	11.66	14.72	(38.81)	0.65
Total from Investment Operations	(1.03)	11.73	15.01	(38.64)	0.88

Distributions (From Net Investment Income)	(0.17)	(0.06)	(0.30)	(0.20)	(0.23)
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	(4.86)
Total Distributions	(0.17)	(0.06)	(0.30)	(0.20)	(5.09)
Net Asset Value -
End of Period	$ 97.95	$ 99.15	$ 87.48	$ 72.77	$ 111.61
Total Return +	(1.04)%	13.41%	20.63%	(34.62)%	0.78%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 14,917	$ 17,239	$ 15,948	$ 16,247	$ 24,642
Before Reimbursement
Ratio of Expenses to Average Net Assets	2.28%	1.96%	1.83%	1.73%	1.51%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.33%	-0.38%	-0.13%	-0.20%	-0.06%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.79%	1.50%	1.32%	1.35%	1.25%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.16%	0.08%	0.39%	0.18%	0.20%
Portfolio Turnover Rate	6.26%	0.00%	25.98%	65.14%	55.13%

*** Per share amounts calculated using the average shares method.
+ Total return in the above calculation represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report 7

Blue Chip Investor Fund

Statement of Cash Flows
For the fiscal year ended December 31, 2011

Cash Flows from Operating Activities:

Net Decrease in Net Assets from Operations:	(137,905)
Adjustments to Reconcile Net Decrease in Net Assets From
Operations to Net Cash Used in Operating Activities:
Purchase of Long-Term Investment Securities	(1,125,850)
Proceeds From Disposition of Long-Term Investment Securities	3,885,824
Purchase of Short-Term Investment Securities, Net	(59,200)
Decrease in Dividends & Interest Receivables	218
Increase in Advisory Fee Payable	3,908
Increase in Accrued Expenses	2,043
Decrease in Interest Payable	(2,018)
Decrease in Unrealized Appreciation on Investments	872,726
Net Realized Gain from Investments	(710,045)
Net Cash Provided by Operating Activities	2,729,701

Cash Flows from Financing Activities:
Proceeds from Shares Sold	1,030,719
Payment on Shares Redeemed	(3,126,920)
Decrease in Payable to Custodian Bank	(633,500)
(2,729,701)

Cash at Beginning of Year	-
Cash at End of Year	-

Noncash financing activities not included herein consist of reinvestment of dividends of $25,996 and payable for shares sold of $3,526. Interest paid amounted to $84,748.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report 8

NOTES TO FINANCIAL STATEMENTS
BLUE CHIP INVESTOR FUND
December 31, 2011

1.) ORGANIZATION
Blue Chip Investor Fund (the "Fund") is a non-diversified series of the Blue Chip Investor Funds (the "Trust"), formerly Premier Funds. The Trust is an open-end investment company. The Trust was organized in Ohio as a business trust on November 1, 2001 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on January 1, 2002. At present, the Fund is the only series authorized by the Trust. The Fund's investment objective is to seek long-term growth of capital. The Advisor to the Fund is Check Capital Management, Inc. (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken on the Fund’s 2011 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2011 Annual Report 9

Notes to Financial Statements - continued

OTHER:
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income and expense is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing ser-

2011 Annual Report 10

Notes to Financial Statements - continued

vice utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$16,211,153	$0	$0	$16,211,153
Money Market Funds	105,054	0	0	105,054
Total	$16,316,207	$0	$0	$16,316,207

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended December 31, 2011. There were no transfers into or out of level 1 or level 2 during the fiscal year ended December 31, 2011. It is the Fund’s policy to consider transfers into or out of each level as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (the "Management Agreement") with the Advisor, Check Capital Management, Inc. Under the terms of the Management Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Advisor receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund which is payable monthly. As a result of the above calculation, for the fiscal year ended December 31, 2011, the Advisor earned management fees totaling $153,543, before the waiver of fees and/or reimbursement of expenses described below. The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.25% of its average daily net assets through May 1, 2012. The Advisor waived and/or reimbursed expenses of $76,239 for the fiscal year ended December 31, 2011. At December 31, 2011 the Fund owed the Advisor $16,115.

5.) RELATED PARTY TRANSACTIONS
The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc. (the “Administrator”). The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $500 million subject to a minimum monthly fee of $2,000. The Fund also pays all out of pocket expenses directly attributable to the Fund. An officer and director of Premier Fund Solutions, Inc. is also an officer and trustee of the Fund and the son of another trustee. For the fiscal year ended December 31, 2011, the Administrator earned $24,000. At December 31, 2011, the Fund owed the Administrator $2,000.

2011 Annual Report 11

Notes to Financial Statements - continued

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid in capital at December 31, 2011 was $15,101,950 representing 152,296 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended December 31, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,125,850 and $3,885,824, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at December 31, 2011 was $13,279,506. At December 31, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$3,450,398	($413,697)	$3,036,701

There were no differences between the book basis and tax basis of investments.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2011, Charles Schwab & Co. Inc., located in San Francisco, California, held for the benefit of others, in aggregate, 74.40% of the Fund, and thus may be deemed to control the Fund.

10.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during fiscal year 2011 and 2010 was as follows.

Distributions paid from:

	2011	2010
Ordinary Income	$ 25,996	$ 10,998
Short-term Capital Gain	0	0
Long-term Capital Gain	0	0
Return of Capital	0	0
	$ 25,996	$ 10,998

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$ 896
Capital Loss Carryforwards	(3,222,718)
Unrealized appreciation/(depreciation)	3,036,701
$ (185,121)

11.) CAPITAL LOSS CARRYFORWARD
At December 31, 2011, the Fund had available for federal tax purposes an unused capital loss carryforward of $3,222,718, all of which expires in 2017. Capital loss carryforwards are available to offset future realized capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

12.) LOAN AGREEMENT
A loan agreement is in place between the Fund and its custodian, U.S. Bank, N.A. The Fund may seek to obtain loans for the purpose of funding redemptions or purchasing securities up to the lesser of $4,000,000 or the maximum amount that the Fund is permitted to borrow

2011 Annual Report 12

Notes to Financial Statements - continued

under the Investment Company Act of 1940 using the securities in its portfolio as collateral. The maximum interest rate of such loans is set at a rate per annum equal to U.S. Bank’s prime–lending rate. During the fiscal year ended December 31, 2011 the Fund had an average loan balance of $2,516,796 and paid an average interest rate of 3.25% . Additionally, the maximum borrowing during the year was $3,957,000. As of December 31, 2011 there was an outstanding loan balance of $1,372,000. The loan matures on February 15, 2012. Subsequent to year end, the term was extended to February 15, 2013.

13.) ACCOUNTING PRONOUNCEMENT
In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

2011 Annual Report 13

ADDITIONAL INFORMATION
December 31, 2011
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On December 8, 2011 the Board of Trustees (the “Board”) considered the renewal of the Management Agreement (the "Agreement"). In renewing the Management Agreement, the Board received material from the Advisor (the "Report") addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the investment advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the "Peer Group"). The Report also included comparative performance information for other accounts managed by the Advisor and an appropriate benchmark index. The Board noted that the performance of the Fund and the Advisor's separate accounts were different due to the use of borrowing over the recent period. As to the performance of the Fund the Board reviewed the Peer Group, which consisted of 29 funds of similar size and characteristics for the period ended September 30, 2011. The Board noted the Fund underperformed the index and the Peer Group over the one, three and five year periods. The Board reviewed the information and concluded that the Fund's performance was within the range of its peers and acceptable.

As for the nature, extent and quality of the services provided by the Advisor, the Board discussed the Advisor's experience and capabilities. The representatives of the Advisor reviewed and discussed with the Board the Advisor's Form ADV and the 17j-1 certifications. They summarized the information provided in the Report regarding matters such as the Advisor's financial condition and investment personnel. They also discussed the portfolio manager's background and investment management experience. Furthermore, they reviewed the Advisor's financial information and discussed the firm's ability to meet its obligations under the Agreement. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were satisfied with the quality of services provided by the Advisor, and that the Advisor has the resources to meet its obligations under the Agreement. They noted that both portfolio management and chief compliance officer services were acceptable.

As to the costs of the services provided, the Board reviewed the fees under the Agreement compared to the Peer Group, and fees charged to other clients of the Advisor. The Board noted that the audited expense ratio was slightly above the category average, the net management fees paid after waivers were below the average management fees of the Peer Group, and concluded that the advisory fee was reasonable, particularly in light of the Fund's size. The Board also reviewed a profit and loss analysis prepared by the Advisor that analyzed the expenses incurred by the Advisor in managing the Fund and the total revenue derived by the Advisor from the Fund. The Board noted that the Advisor did not utilize an affiliated broker and received no soft dollar benefits. The Board concluded that the Advisor was not overly profitable, and that an in depth discussion regarding economies of scale was not necessary based on the current size of the Fund. Next, the independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, it was the consensus of the Board, including the disinterested Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and the shareholders. Resolutions were then approved by unanimous vote of the disinterested Trustees and thereafter all the Trustees

2011 Annual Report 14

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2011 Annual Report 15

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Blue Chip Investor Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Chip Investor Fund, as of December 31, 2011 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Investor Fund as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 27, 2012

2011 Annual Report 16

TRUSTEES AND OFFICERS
(Unaudited)

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

     The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
			Principal	Number of	Directorships
Name,	Position	Length of	Occupation(s)	Portfolios	Held By
Address,	with the	Time Served	During	Overseen	Trustee During
and Age	Trust		Past 5 Years	By Trustee	the
Past 5 Years

Ross C. Provence*, (73)	President	Since 2001	General Partner and Portfolio	1	PFS Funds
1939 Friendship Drive,	and Trustee		Manager for Value Trend Capital
Suite C, El Cajon,			Management, LP (1995 to current).
California 92020			Estate planning attorney (1963 to
current).

Jeffrey R. Provence*, (42)	Secretary,	Since 2001	General Partner and Portfolio	1	PFS Funds,
1939 Friendship Drive,	Treasurer		Manager for Value Trend Capital		Sycuan Funds,
Suite C, El Cajon,	and Trustee		Management, LP (1995 to current).		Private Asset
California 92020			CEO, Premier Fund Solutions, Inc.		Management
			(2001-Present).		Funds

Jock Meeks, (55)	Chief	Since 2004	Chief Compliance Officer and Client	N/A	N/A
575 Anton Blvd., Ste 500	Compliance		Services Director for Check Capital
Costa Mesa, CA 92626	Officer		Management (2004 to current).
Investment Specialists (1992 to
2004) for Charles Schwab.

* Ross C. Provence and Jeffrey R. Provence are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 due to their positions as officers of the Trust. Ross C. Provence is the father of Jeffrey R. Provence.

Independent Trustees

Other
			Principal		Directorships
Name,	Position	Length of	Occupation(s)	Number of	Held By
Address,	with the	Time Served	During	Portfolios	Trustee During
and Age	Trust		Past 5 Years	Overseen	the
				By Trustee	Past 5 Years

Allen C. Brown, (68)	Independent	Since 2001	Co-owner of Stebleton & Brown	1	PFS Funds,
222 West Madison Ave.,	Trustee		(1994 to current). Estate planning		Sycuan Funds
El Cajon, California 92020			and business attorney (1970 to
current).

George Cossolias,	Independent	Since 2001	Owner of George Cossolias &	1	PFS Funds,
CPA, (76)	Trustee		Company, CPAs (1972 to current).		Sycuan Funds,
9455 Ridgehaven Court,			President of Lubrication Specialists,		Temecula
Suite 101, San Diego,			Inc. (1996 to current).		Valley Bank
California 92123

     The Statement of Additional Information contains additional and more detailed information about the trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2011 Annual Report 17

Board of Trustees
George Cossolias, CPA
Allen C. Brown
Ross C. Provence
Jeffrey R. Provence

Investment Advisor
Check Capital Management Inc.
575 Anton Boulevard, Suite 500
Costa Mesa, CA 92626-7169

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1524

BLUE CHIP INVESTOR FUND 575 Anton Boulevard, Suite 500 Costa Mesa, California 92626

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/11	FYE 12/31/10
Audit Fees	$14,725	$16,900
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$850	$850

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/11	FYE 12/31/10
Registrant	$3,350	$3,350
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Investor Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 3/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 3/7/12

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 3/7/12